PROXY STATEMENT

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
                         505 Main Street, P.O. Box 667
                          Hackensack, New Jersey 07602

                   -------------------------------------------
                      NOTICE OF ANNUAL MEETING OF HOLDERS
                        OF SHARES OF BENEFICIAL INTEREST
                                 APRIL 7, 2004
                   -------------------------------------------

TO THE HOLDERS OF SHARES OF BENEFICIAL INTEREST OF
FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

      The Annual Meeting of the holders of shares of beneficial interest (the "Shareholders") of First Real Estate Investment Trust of New Jersey (the "Trust") will be held on Wednesday, April 7, 2004, at the Trust's executive offices, 505 Main Street, Hackensack, New Jersey at 7:30 p.m., Eastern Daylight Savings Time, for the following purposes:

      1. To elect one (1) Trustee for a term of two (2) years or until his successor has been elected and qualified, and to elect two (2) Trustees, each for a term of three (3) years or until his successor has been elected and qualified; and

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Shareholders of record at the close of business on February 20, 2004 are entitled to notice of and to vote at the meeting.


                                                     JOHN A. AIELLO
                                                     Secretary

Hackensack, New Jersey
February 27, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                                ---------------
                                PROXY STATEMENT
                                ---------------

General Information

      This Proxy Statement is furnished to the holders (the "Shareholders") of shares of beneficial interest without par value (the "Shares") of First Real Estate Investment Trust of New Jersey (the "Trust") in connection with the solicitation of proxies for use at the Annual Meeting of the Shareholders to be held on April 7, 2004, and any adjournment thereof (the "Annual Meeting"), pursuant to the accompanying Notice of Annual Meeting of Holders of Shares of Beneficial Interest. Beneficial interests in the Trust are represented by the Shares, and the Shares are the only authorized, issued and outstanding class of equity of the Trust. A form of proxy for use at the Annual Meeting is also enclosed. The Trust anticipates mailing this Proxy Statement to its Shareholders beginning on February 27, 2004. The executive offices of the Trust are located at 505 Main Street, Hackensack, New Jersey 07601.

      Shareholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of proxies by filing written notice of such revocation with the Secretary of the Annual Meeting. Presence at the Annual Meeting does not of itself revoke the proxy. All Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions therein. Proxies submitted without indication will be voted FOR the nominees for Trustee named in this Proxy Statement. The Board of Trustees of the Trust (the "Board of Trustees") is not aware, at the date hereof, of any matters to be presented at the Annual Meeting other than the matter described above, but if any other matter incident to the Annual Meeting is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

      The cost of preparing, assembling and mailing the proxy material is to be borne by the Trust. Proxies for use at the Annual Meeting are being solicited by the Board of Trustees. It is not anticipated that any compensation will be paid for soliciting proxies and the Trust does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail. Members of the Board of Trustees and executive officers of the Trust ("Executive Officers") may also, without additional compensation, solicit proxies, personally or by mail, telephone, telegraph, facsimile transmission or special letter.

Voting Securities

      The only voting securities entitled to vote at the Annual Meeting are the Shares. Each Share entitles its owner to one vote on an equal basis. 3,155,576 Shares were issued and outstanding on the record date, February 20, 2004. Only Shareholders of record on the books of the Trust at the close of business on February 20, 2004 are entitled to notice of and to vote at the Annual Meeting. The holders of a majority of the outstanding Shares, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

      Trustees are elected by a plurality of the votes cast at the Annual Meeting by the holders of Shares present in person or represented by proxy and entitled to vote. The proxy card provides space for a Shareholder to withhold votes for any nominee or all nominees to the Board of Trustees.

      All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative votes, authority withheld for any nominee for Trustee, abstentions and broker non-votes. Any proxy submitted and containing any abstention or a broker non-vote will not be counted as a vote cast on any matter to which it relates.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information, as of February 20, 2004, with respect to beneficial ownership, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial interests in the Trust, as represented by the Shares, for each Trustee, nominee for Trustee, and Executive Officer of the Trust. The only persons who beneficially own five percent (5%), or more, of the Shares are three (3) Trustees named in the table below.

                   Amount and Nature of Beneficial Ownership

                                                                                                 (C)
                                                                                              Aggregate
                                                                                          Number of Shares
                                               (A)                                          Deemed to be
                                            Aggregate                    (B)                Beneficially
                                        Number of Shares        Number of Shares                Owned              (D)
                                          Beneficially          Acquirable within          (Column A plus        Percent
Name of Beneficial Owner                     Owned(1)               60 Days(2)                Column B)         of Class
------------------------                ----------------        -----------------         ----------------      --------
Robert S. Hekemian(3)                       166,272(4)                56,000                   222,272             6.9%

Donald W. Barney(3)                          84,026(5)                56,000                   140,026             4.4%

Herbert C. Klein, Esq.(6)                   118,755(7)                56,000(11)               174,755             5.4%

Ronald J. Artinian(6)                       233,858(8)                    --                   233,858             7.4%

Alan L. Aufzien(6)                            3,000                   13,000                    16,000             (9)

John A. Aiello, Esq.(10)                         --                       --                        --              --
                                            -------                  -------                   -------            ----
All Trustees, Nominees for Trustee
  and Executive Officers as a group
   (6 persons)                              605,911                  181,000                   786,911            23.6%

(1) Except as otherwise indicated, all of the Shares are held beneficially and of record.

(2) Shares subject to currently exercisable options granted under the Trust's Equity Incentive Plan.

(3)   A Trustee and Executive Officer of the Trust.

(4) Includes 37,196 Shares held by Mr. Hekemian's wife, with respect to which Mr. Hekemian disclaims beneficial ownership.Also includes (i) 36,736 Shares held by the Hekemian & Co., Inc. Pension Plan of which Mr. Hekemian is a trustee and a participant, (ii) an aggregate of 52,682 Shares which are held by certain partnerships in which Mr. Hekemian is a partner, (iii) 7,098 Shares held in certain trusts for which Mr. Hekemian is a trustee and one trust in which Mr. Hekemian is a beneficiary, and (iv) 22,370 Shares held by the Robert S. Hekemian Family Foundation of which Mr. Hekemian is the President, all of such Shares with respect to which Mr. Hekemian disclaims beneficial ownership thereof except to the extent of his pecuniary interest in the pension plan, partnerships and trusts.

(5) Includes 23,464 Shares held by Mr. Barney's wife, with respect to which Mr. Barney disclaims beneficial ownership

(6)   A Trustee of the Trust.

(7) Includes 13,875 Shares held by Mr. Klein's wife and 8,500 Shares held in a trust for the benefit of Mr. Klein's son of which Mr. Klein's wife is trustee, with respect to which Mr. Klein disclaims beneficial ownership.

(8) Includes 47,524 Shares which are in a family trust with respect to which Mr. Artinian disclaims beneficial ownership except to the extent of his pecuniary interest in such trust. Also includes 1,800 Shares which are held by Mr. Artinian as custodian for the benefit of his son, with respect to which Mr. Artinian disclaims beneficial ownership.

(9) Shares beneficially owned do not exceed one percent (1%) of the Trust's issued and outstanding Shares.

(10)  An Executive Officer of the Trust.

(11) Subsequent to the record date of February 20, 2004, established for the Annual Meeting, Mr. Klein exercised all of these options and acquired 56,000 Shares.

                              ELECTION OF TRUSTEE

      The Trust is governed by the Board of Trustees. The Declaration of Trust provides that the Board of Trustees will consist of not fewer than five (5) nor more than nine (9) Trustees.

      The Board of Trustees has fixed the number of Trustees at five (5). The term of three (3) Trustees shall expire at the Annual Meeting. In order to allow the Board of Trustees to be able to strike a balance with respect to the number of Trustees whose terms on the Board of Trustees are expiring at each annual meeting of the Shareholders, the Board of Trustees has amended the Declaration of Trust to provide that the term of a Trustee shall either be two (2) years or three (3) years as determined by the Board of Trustees at the time a Trustee is nominated for election.

Nominee

      Consistent with the recommendation of the Nominating Committee, the Board of Trustees has nominated Donald W. Barney for election at the Annual Meeting to a two (2) year term as a Trustee to commence at the Annual Meeting, and has nominated Ronald J. Artinian and Alan L. Aufzien for election at the Annual Meeting, each to a three year term as a Trustee to commence at the Annual Meeting.

      Each of Mr. Barney, Mr. Artinian and Mr. Aufzien is currently a member of the Board of Trustees, with his term of office scheduled to expire as of the date of the Annual Meeting. Please see the section of this Proxy Statement captioned "Board of Trustees" for a description of the business experience of and other relevant information with respect to each of Mr. Barney, Mr. Artinian and Mr. Aufzien.

      It is the intention of the persons named in the accompanying proxy to vote, unless otherwise instructed, in favor of the election of Mr. Barney to a two (2) year term as a Trustee, and each of Mr. Artinian and Mr. Aufzien to a three (3) year term as a Trustee. Should any of Mr. Barney, Mr. Artinian or Mr. Aufzien be unable to serve, the proxies will be voted for the election of such other person as shall be determined by the persons named in the proxy in accordance with their judgment, and any such person elected in the place of Mr. Barney shall be elected to a two (2) year term as a Trustee. Management of the Trust is not aware of any reason why any of Mr. Barney, Mr. Artinian or Mr. Aufzien, if elected, would be unable to serve as a Trustee.

      The Board of Trustees recommends a vote "FOR" the election of Mr. Barney to a two (2) year term as a Trustee, and each of Mr. Artinian and Mr. Aufzien to a three (3) year term as Trustees.

Board of Trustees

      The members of the Board of Trustees of the Trust are:

                                                   Year First Elected to
      Name                               Age       the Board of Trustees
      ----                               ---       ---------------------

      Robert S. Hekemian                 72                1980

      Donald W. Barney                   63                1981

      Herbert C. Klein, Esq              73                1961

      Ronald J. Artinian                 55                1992

      Alan L. Aufzien                    74                1992

      Robert S. Hekemian has been active in the real estate industry for more than fifty (50) years. Mr. Hekemian has served as Chairman of the Board and Chief Executive Officer of Trust since 1991, and as a Trustee since 1980. From 1981 to 1991, Mr. Hekemian was President of the Trust. From June 24, 2002 through January 15, 2003, Mr. Hekemian served as Chief Financial Officer of the Trust. As Chairman and Chief Executive Officer of the Trust, Mr. Hekemian provides the general, day to day, management of the Trust. His current term as a member of the Board of Trustees is scheduled to expire in April 2005. Mr. Hekemian devotes approximately forty percent (40%) to fifty percent (50%) of his time to perform his duties as an Executive Officer of the Trust. Since 1983, Mr. Hekemian has also been the Chairman of the Board and Chief Executive Officer of Hekemian & Co., Inc., a real estate brokerage and management company which manages the Trust's properties ("Hekemian & Co."). See the section entitled "Certain Relationships and Related Party Transactions" in this Proxy Statement. Mr. Hekemian is a director of Pascack Community Bank. He is also a director, a partner and an officer in numerous private real estate corporations and partnerships.

      Donald W. Barney has served as President of the Trust since 1993, and as a Trustee since 1981. Mr. Barney was elected Treasurer and Chief Financial Officer of the Trust on January 15, 2003. His current term as a member of the Board of Trustees is scheduled to expire in April 2004. Mr. Barney has been nominated for election to a two (2) year term as Trustee. Mr. Barney devotes approximately fifteen percent (15%) of his time to perform his duties as an Executive Officer of the Trust. Mr. Barney was associated with Union Camp Corporation, a diversified manufacturer of paper, packaging products, chemicals and wood products, from 1969 through 1998 in various positions, including Vice President and Treasurer. Mr. Barney is a director of Hilltop Community Bank. He is also a partner and director in several other private real estate investment companies.

      Herbert C. Klein, Esq., except for the time that he served as a United States Congressman, has served as a Trustee since 1961. His current term as a member of the Board of Trustees expires in April 2006. From 1991 through the end of 1992, Mr. Klein served as President of the Trust. Mr. Klein has been an attorney since 1956 with a practice devoted to real estate, corporate matters and government relations. From March 1995 to January 1999, Mr. Klein was a Director of the law firm of Hannoch Weisman located in Roseland, New Jersey. In January 1999, Mr. Klein became a Partner in the law firm of Nowell Amoroso Klein Bierman P.A., with offices located in Hackensack, New Jersey and New York City. See section entitled "Certain Relationships and Related Party Transactions" in this Proxy Statement. From January 1993 to January 1995, Mr. Klein was a member of the United States Congress, House of Representatives, for the 8th Congressional District of New Jersey. Mr. Klein is also a former member of the New Jersey State Assembly.

      Ronald J. Artinian has served as a Trustee since 1992. His current term as a member of the Board of Trustees is scheduled to expire in April 2004. Mr. Artinian has been nominated for election to a three (3) year term as Trustee. From 1989 to 1998, Mr. Artinian was an investment banker with Smith Barney, Inc., including positions as a Managing Director and National Sales Manager. Mr. Artinian retired from Smith Barney in January 1998 in order to pursue other business interests as a private investor. Mr. Artinian is a director of Laser Mortgage Management, Inc.

      Alan L. Aufzien has served as a Trustee since 1992. His current term as a member of the Board of Trustees is scheduled to expire in April 2004. Mr. Aufzien has been nominated for election to a three (3) year term as Trustee. Since 1986, Mr. Aufzien has been Chairman and Managing Partner of The Norall Organization, an investment company. From 1980 to 1998, Mr. Aufzien was a partner in the Meadowlands Basketball Association, t/a New Jersey Nets (Member of the National Basketball Association), and was its Chairman and Chief Executive Officer, and then its Secretary and Treasurer, as well as a member of its Board of Directors. Since 1986, Mr. Aufzien has also been the Chairman and Chief Executive Officer of New York Harbour Associates, a real estate developer. Mr. Aufzien is a director of Rent A Wreck of America, Inc.

Meetings of the Board of Trustees

      During the fiscal year ended October 31, 2003, the Board of Trustees held fifteen (15) meetings. During fiscal 2003, each incumbent member of the Board of Trustees attended more than seventy-five percent (75%) of the aggregate number of (i) meetings of the Board of Trustees, and (ii) meetings of the committees of the Board of Trustees on which he served. John A. Aiello, Secretary and Executive Secretary of the Trust, attends meetings of the Board of Trustees and each of its committees in a nonvoting capacity.

Trustee Attendance at Annual Meeting

      The Trust encourages all of the Trustees to attend the Annual Meeting, and expects that all Trustees will attend the Annual Meeting absent a valid reason such as a scheduling conflict. All of the Trustees attended the Annual Meeting of Shareholders held on April 15, 2003.

Committees of the Board of Trustees

      The Board of Trustees has three (3) standing committees: Executive Committee, Nominating Committee and Audit Committee.

      (a) Executive Committee

      The Executive Committee of the Board of Trustees is authorized to make policy and certain business decisions during any interval between meetings of the Board of Trustees. All decisions of the Executive Committee are reported to the Board of Trustees on a regular basis. During fiscal 2003, the members of the Executive Committee were, and currently are, identical to the current members of the Board of Trustees, and accordingly, it was not necessary for the Executive Committee to separately meet during fiscal 2003. Mr. Hekemian is the Chairman of the Executive Committee.

      (b) Nominating Committee

      The Nominating Committee is authorized to identify, evaluate and recommend to the Board of Trustees prospective nominees for Trustee, periodically review the Trust's governance guidelines and make recommendations to the Board of Trustees from time to time as to matters of governance. The Nominating Committee also periodically reviews the performance of the Board of Trustees and its members and makes recommendations to the Board of Trustees concerning the number, function and composition of the Board of Trustees and the committees of the Board of Trustees, and concerning the terms of the Trustees. The Nominating Committee's charter is included as Appendix A to this Proxy Statement.

      The Nominating Committee is authorized to review the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Trustees. This would include a review of the nominee's business judgment, skill and experience, the nominee's understanding of the Trust's business and industry and other related industries, the nominee's integrity, reputation and independence, and such other factors as the Nominating Committee determines are relevant in light of the needs of the Board of Trustees and the Trust and its Shareholders. With respect to any nominee up for re-election to the Board of Trustees, the Nominating Committee is authorized to consider the nominee's performance on the Board of Trustees before nominating the Trustee for re-election at an annual meeting. The Trust does not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.

      The Nominating Committee will also consider candidates for Trustee recommended by the Shareholders. The process by which a Shareholder may suggest a candidate to be nominated for election to the Board of Trustees can be found in the section of this Proxy Statement entitled "Shareholder Proposals and Recomendations for Nomination of Trustees." The Nominating Committee will apply the same criteria described above in reviewing and evaluating the qualifications of any candidate recommended by a Shareholder; provided, that it remains in the sole discretion of the Nominating Committee whether any such potential nominee suggested by a Shareholder is recommended by the Nominating Committee to the Board of Trustees.

      The current members of the Nominating Committee of the Board of Trustees are Robert S. Hekemian and Herbert C. Klein, Esq. Mr. Klein is independent, as independence for directors is defined in the listing standards adopted by the National Association of Securities Dealers, Inc. ("NASD") and approved by the Securities and Exchange Commission. Mr. Hekemian is not considered independent under such definition since he is an Executive Officer of the Trust. During fiscal 2003, the Nominating Committee held one (1) meeting at which the Nominating Committee unanimously determined to recommend to the Board of Trustees that Donald W. Barney be nominated for re-election as a Trustee at the Annual Meeting to a two (2) year term and that each of Ronald J. Artinian and Alan L. Aufzien be nominated by the Board of Trustees for re-election as Trustees at the Annual Meeting to three (3) year terms.

      (c) Audit Committee

      The current members of the Audit Committee of the Board of Trustees are Ronald J. Artinian, Alan L. Aufzien and Herbert C. Klein. Mr. Artinian is the Chairman of the Audit Committee. Each of Mr. Artinian and Mr. Aufzien satisfies the audit committee qualifications under the NASD listing standards and is independent, as independence for audit committee members is defined in the NASD listing standards. Although Mr. Klein meets the requirements for independence set forth in the NASD definition of "independent director," he does not meet the criteria for independence set forth in Exchange Act Rule 10A-3(b)(1) because the law firm of Nowell, Amoroso, Klein, Bierman, P.A., in which Mr. Klein is currently a partner, has received and will continue to receive legal fees from the Trust for legal services provided and to be provided to the Trust. See the Section of this Proxy Statement entitled "Certain Relationships and Related Party Transactions." Accordingly, Mr. Klein does not satisfy the independence requirement for qualification as an audit committee member under the NASD listing standards. Mr. Klein had resigned from the Audit Committee in January 2003, upon a determination that he would not satisfy the independence requirement of the audit committee qualifications under the NASD listing standards. However, based on Mr. Klein's background and experience, the Board of Trustees reappointed Mr. Klein to the Audit Committee in June 2003 since the Board of Trustees believes that the valuable contributions Mr. Klein will make to the Audit Committee sufficiently mitigate any concerns arising out of the fact that he does not satisfy the independence requirement of the audit committee qualifications under the NASD listing standards.

      The Audit Committee held five (5) meetings during fiscal 2003. The Audit Committee selects the independent certified public accountants to audit the books and accounts of the Trust. In addition, the Audit Committee reviews and pre-approves the scope and costs of all services (including non-audit services) provided by the accounting firm selected to conduct the audit. The Audit Committee also monitors the effectiveness of the audit effort and financial reporting and inquires into the adequacy of the Trust's financial and operating controls.

      Based on its review of the criteria of an Audit Committee Financial Expert under the rule adopted by the Securities and Exchange Commission ("SEC"), the Board of Trustees believes that the members of the Trust's Audit Committee may not qualify as Audit Committee Financial Experts.

      Each of Mr. Artinian, Mr. Aufzien and Mr. Klein has made significant contributions and provided valuable service to the Trust and its shareholders as members of the Audit Committee. The Board of Trustees believes that each of Mr. Artinian, Mr. Aufzien and Mr. Klein has demonstrated that he is capable of (i) understanding accounting principles generally accepted in the United States of America ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Trust's financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding audit committee functions, all of which are attributes of an Audit Committee Financial Expert under the rule adopted by the SEC. Given the business experience and acumen of Mr. Artinian, Mr. Aufzien and Mr. Klein and their long standing service as members of the Board of Trustees and its various committees, including the Trust's Audit Committee, the Board of Trustees believes that each of Mr. Artinian, Mr. Aufzien and Mr. Klein is qualified to carry out all duties and responsibilities of the Trust's Audit Committee.

      The Board of Trustees believes that one of its members, Mr. Barney, would qualify as an Audit Committee Financial Expert. Mr. Barney resigned from the Audit Committee in connection with his appointment to the office of Treasurer of the Trust and his assumption of the role of Chief Financial Officer of the Trust. As Chief Financial Officer of the Trust, Mr. Barney has made and will continue to make the certifications required under the Sarbanes-Oxley Act of 2002 and the related rules adopted by the SEC with respect to (i) the Trust's financial statements and other financial information included in periodic reports filed with the SEC, (ii) the Trust's disclosure controls and procedures regarding the disclosure to the certifying officers of material information relating to the Trust, and (iii) the Trust's internal controls and the adequacy of the design and operation of such internal controls. As a certifying officer of the Trust, Mr. Barney will meet with and make reports to the Audit Committee with respect to the items which are the subject matter of his certifications. The Board of Trustees believes that it is important to maintain independence between the Audit Committee and the certifying officers of the Trust, and that the significance and importance of maintaining such an independent relationship outweigh the importance of having a person who technically satisfies the definition of an Audit Committee Financial Expert serve on the Audit Committee.

      At this time, the Board of Trustees does not believe that it is necessary to actively search for an outside person to serve on the Board of Trustees who would qualify as an Audit Committee Financial Expert.

Audit Committee Report

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Trust filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Trust specifically incorporates this Report by reference therein.

      The Audit Committee meets each quarter during the fiscal year with the Trust's independent auditors and members of Hekemian & Co. and focuses on the following areas:

      a. the adequacy of the Trust's internal controls and financial reporting process and the reliability of its financial statements.

      b. the independence and performance of the Trust's independent auditors and the cooperation received by the independent auditors from Hekemian & Co.

      c. the Trust's compliance with all legal and regulatory requirements with particular emphasis upon all disclosures made by the Trust in its quarterly and annual reports to the SEC.

      The Audit Committee meets separately with Hekemian & Co. and the Trust's independent auditors. The independent auditors have unrestricted access to the Audit Committee. The independent auditors make a quarterly report directly to the Audit Committee out of the presence of Hekemian & Co. concerning all of their functions as the Trust's independent auditors.

      The Board of Trustees has adopted a written charter setting out the audit related functions. The Audit Committee's charter is included as Appendix B to this Proxy Statement. The Audit Committee reviews its charter on an annual basis and updates the charter as necessary.

      Hekemian & Co. has primary responsibility for the Trust's financial statements and the preparation of all financial statements and the maintenance of the Trust's internal controls.

      The independent auditors audit the annual financial statements prepared by Hekemian & Co., express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Trust in conformity with GAAP and discuss with the Audit Committee any issues they believe should be raised.

      This year, the Audit Committee reviewed the Trust's audited financial statements and met with both Hekemian & Co. and J.H. Cohn, LLP, the Trust's independent auditors, to review all financial statements. Hekemian & Co. has represented to the Audit Committee that the financial statements were prepared in conformity with GAPP.

      The Audit Committee has received from and discussed with J.H. Cohn, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Trust. The Audit Committee also discussed with J.H. Cohn, LLP any matters required to be disclosed in accord with Auditing Standards No. 61. (Communication with Audit Committees).

      On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report on Form 10-K for the fiscal year ended October 31, 2003, for filing with the SEC.

      Audit Committee:

      Ronald J. Artinian, Chairman

      Alan L. Aufzien

      Herbert C. Klein, Esq.

Executive Compensation

      The following table sets forth information concerning the compensation of all of the Executive Officers of the Trust as of October 31, 2003 for services in all capacities to the Trust for the fiscal years ended October 31, 2003, 2002 and 2001. During the fiscal year ended October 31, 2003, Robert S. Hekemian served as Chairman of the Board and Chief Executive Officer of the Trust. Mr. Hekemian also served as Chief Financial Officer of the Trust from and after June 24, 2002 through January 15, 2003. Mr. Hekemian devotes approximately forty percent (40%) to fifty percent (50%) of his business activities to the Trust. During the fiscal year ended October 31, 2003, Donald W. Barney served as President of the Trust. On January 15, 2003, Mr. Barney was elected to the office of Treasurer and assumed the role of Chief Financial Officer of the Trust. Mr. Barney devotes approximately fifteen percent (15%) of his business activities to the Trust. Mr. Aiello was appointed and has served as Executive Secretary of the Trust since August 21, 2002. Mr. Aiello became an Executive Officer of the Trust upon being elected to the office of Secretary on January 15, 2003. Mr. Aiello's compensation information included in this Summary Compensation Table is for the full 2003 fiscal year. Mr. Aiello devotes approximately five percent (5%) of his business activities to the Trust. With respect to all compensation, the term "paid" shall mean actually paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                              Annual
                                                           Compensation
                                                           ------------                                          All Other
                                      Fiscal            Executive Officer              Other                Compensation ($)(4)
                                    Year Ended             Fee ($)(2)                  Annual               -------------------
Name and Principal Position (1)       10/31           Paid          Deferred    Compensation ($)(3)        Paid           Deferred
-------------------------------     ----------        ----------------------    -------------------        ----           --------
Robert S. Hekemian
Chairman of the Board,                  2003              --        $100,000           $  1,672                --         $ 40,877
and Chief Executive                     2002              --        $ 10,000           $    620                --         $ 20,655
Officer                                 2001              --        $ 10,000           $    201                --         $ 17,183

Donald W. Barney
President, Treasurer                    2003              --        $ 25,000           $  1,445                --         $ 27,578
and Chief Financial                     2002              --        $ 10,000           $    620                --         $ 23,564
Officer                                 2001              --        $ 10,000           $    201                --         $ 21,438

John A. Aiello, Esq
Secretary                               2003        $ 20,000              --                 --          $ 11,500               --

----------
(1) Represents the positions held by each Executive Officer on October 31, 2003. Mr. Barney was elected Treasurer and assumed the role of Chief Financial Officer from Mr. Hekemian on January 15, 2003. Mr. Aiello was elected Secretary on January 15, 2003.

(2) Represents payment to the Executive Officers for their services as an Executive Officer of the Trust. The amounts deferred have been at the election of the Executive Officer pursuant to the terms of the Deferred Compensation Plan. See Section of this Proxy Statement entitled "Deferred Compensation Plan."

(3) Amounts represent above-market accrued interest earned on executive officer fees payable in fiscal 2003, fiscal 2002 and fiscal 2001, but deferred at the election of the Executive Officers pursuant to the terms of the Deferred Compensation Plan. Payment of accrued interest is deferred until such time that the deferred executive officer fees are paid to the Executive Officers. See Section of this Proxy Statement entitled "Deferred Compensation Plan."

(4) Such amounts represent annual retainer fees, Board of Trustees meeting fees, and other fees paid to the Executive Officers as consideration for their service on the Board of Trustees and, if applicable, its committees. In fiscal 2003, all such amounts payable to Mr. Hekemian and Mr. Barney were deferred at the election of the Executive Officers pursuant to the terms of the Deferred Compensation Plan. Also includes accrued interest earned on deferred executive officer fees payable for service as an Executive Officer (other than above market accrued interest on executive officer fees payable in fiscal 2003, fiscal 2002 and fiscal 2001 which is disclosed in the "Other Annual Compensation" column of this Summary Compensation Table) and on deferred retainer fees payable for service as a Trustee and deferred meeting fees for attendance at meetings of the Board of Trustees or committees thereof. Payment of accrued interest is deferred until such time that the deferred fees are paid to the Executive Officers. See Section of this Proxy Statement entitled "Deferred Compensation Plan."

      Other than the annual executive officer fees and the accrued interest thereon for such fees which have been deferred, and the grant of options under the Trust's Equity Incentive Plan, the Trust has not made available or paid any compensation or benefits to its Executive Officers, whether it be in the form of bonus, long-term incentive compensation, perquisites, rights, warrants, convertible securities, performance units, performance shares or other similar instruments. The Trust does not maintain any employee benefit plans, other than the Trust's Equity Incentive Plan. There are no employment contracts between the Trust and any of the Executive Officers, nor is there any compensatory plan or arrangement between the Trust and any of the Executive Officers pursuant to which an Executive Officer would receive payments as the result of his resignation or retirement as an Executive Officer, or any other event resulting in the termination of his relationship with the Trust as an Executive Officer, or as a result of a change in control of the Trust. Mr. Hekemian is Chairman of the Board and Chief Executive Officer of Hekemian & Co, the managing agent of the Trust. Pursuant to the terms of the Management Agreement by and between Hekemian & Co. and the Trust, Hekemian & Co. is entitled to receive a termination fee from the Trust under certain circumstances, including the non-renewal of the Management Agreement by the Trust, termination of the Management Agreement by the Trust without cause, or termination of the Management Agreement by the Trust following an acquisition of the Trust. See the Section of this Proxy Statement entitled "Certain Relationships and Related Party Transactions."

Fiscal Year-End Option Values

      The following table shows certain information, as of October 31, 2003, regarding the fiscal year-end values of the options held by each of the Executive Officers of the Trust. No options were exercised by the Executive Officers during the 2003 fiscal year.

                                                Fiscal Year-End Option Values
                             -------------------------------------------------------------------
                                   Number of Securities               Value of Unexercised
                                  Underlying Unexercised              In-The-Money Options
                              Options at Fiscal Year-End (#)          at Fiscal Year-End ($)
                             -------------------------------     -------------------------------
Name                         Exercisable       Unexercisable     Exercisable       Unexercisable
----                         -----------       -------------     -----------       -------------
Robert S. Hekemian              56,000                --           $959,000              --

Donald W. Barney                56,000                --           $959,000              --

John A. Aiello, Esq                 --                --                 --              --

----------
(1) The value of unexercised in-the-money options represents the difference between an option's exercise price ($15.00) and the fair market value of the Shares on October 31, 2003 ($32.125 per Share). The actual value, if any, an Executive Officer may realize upon the exercise of an option will depend upon the excess of the fair market value of the Shares over the exercise price on the date the option is exercised.

Fiscal 2003 Compensation: Trustees

      During the fiscal year ended October 31, 2003, each Trustee, including those Trustees who also serve as Executive Officers of the Trust, was entitled to receive an annual retainer fee in the amount of $10,000. The Trustees and the Executive Secretary were entitled to receive meeting attendance fees in the amount of $700 for each meeting of the Board of Trustees and its committees attended. The Chairman of the Board, for each Board of Trustees meeting attended, and the chairman of each Board of Trustees committee, for each committee meeting attended, were entitled to receive meeting attendance fees of $800. The Trustees and the Executive Secretary were also entitled to receive property site inspection fees in the amount of $700 for each site inspection attended, plus the reimbursement of all reasonable and verified out-of-pocket expenses incurred in connection with the site visit. Each member of the Board of Trustees and the Executive Secretary was entitled to receive a fee of $350 for each meeting participated in by teleconference. The Trustees and the Executive Secretary are entitled to defer all or any part of their retainer, meeting and property site inspection fees pursuant to the terms of the Deferred Compensation Plan. For the fiscal year ended October 31, 2003, the Trustees were paid or elected to defer annual retainer fees, meeting attendance fees, site inspection fees and accrued interest, and the Executive Secretary was paid meeting attendance fees, in an aggregate amount of $311,023, as consideration for their services to the Board of Trustees and its committees.

Fiscal 2004 Compensation: Trustees and Officers

      For the 2004 fiscal year, the Board of Trustees has approved the following increases in the annual executive officer and retainer fees: (i) the annual executive officer fee for the Chief Executive Officer of the Trust has been increased from $100,000 to $150,000; (ii) the annual executive officer fee for the Secretary has been increased from $20,000 to $23,000; and (iii) the annual retainer fee for the members of the Board of Trustees has been increased from $10,000 to $11,500. There are no changes in the annual executive officer fee for the President of the Trust, nor are there any changes in the Trustees' and Executive Secretary's meeting fees and site inspection fees.

Deferred Compensation Plan

      Effective November 1, 2000, the Board of Trustees adopted a deferred compensation plan (the "Deferred Compensation Plan") for its Executive Officers and its Trustees. Pursuant to the Deferred Compensation Plan, any Executive Officer or Trustee may elect to defer receipt of any executive officer, retainer, meeting attendance, or property site inspection fee. The Trust has agreed to pay any such Executive Officer or Trustee, who elects to participate in the Deferred Compensation Plan, interest on any deferred fees at the rate of nine percent (9.0%) per annum, compounded quarterly. Any such deferred fee and the interest accrued thereon shall be paid at the later of: (i) the retirement age specified by the Executive Officer or Trustee in the deferral election; (ii) actual retirement of the Executive Officer or Trustee; or (iii) upon cessation of duties as an Executive Officer or Trustee. The Deferred Compensation Plan provides that any such deferred fees will be paid in a lump sum or in annual installments over a period not to exceed ten (10) years, at the election of the Executive Officer or Trustee. The Trust will not create a cash sinking fund for such deferred fees. As a result, any Executive Officer or Trustee who elects to participate in the Deferred Compensation Plan is an unsecured creditor of the Trust with respect to any such deferred fee.

Compensation Report

      The full Board of Trustees determines the amounts of the annual executive officer, retainer and meeting fees paid to the Executive Officers and Trustees. Prior to the 2003 fiscal year, the Executive Officers received only a nominal executive officer fee as annual compensation for their services as Executive Officers of the Trust. See section of this Proxy Statement entitled "Summary Compensation Table."

      In its review and evaluation during the 2003 fiscal year of the annual retainer fee paid to Mr. Hekemian, the Trust's Chairman of the Board and Chief Executive Officer, the Board of Trustees recognized that Mr. Hekemian's duties and responsibilities have expanded over the years, and the time expended in performing such duties and responsibilities had grown, as the Trust grew and the number of people employed directly by the Trust increased. The Board of Trustees reviewed information regarding compensation paid to the chief executive officers of various real estate investment trusts of different types, market capitalizations, management and governance systems as well as the duties and responsibilities of such chief executive officers and considered the potential cost to the Trust if it would have to hire a chief executive officer in the open market who has the same background and experience level of Mr. Hekemian. The Board of Trustees considered that while Mr. Hekemian has served as Chairman of the Board and Chief Executive Officer of the Trust, the Trust has enjoyed continued success and profitability, the Trust's investments in properties, both direct investment and pursuant to joint ventures, has increased, and there have been annual increases in dividends paid to shareholders of the Trust. The Board of Trustees also considered that Mr. Hekemian provides executive level oversight and management decision making with respect to various matters handled by Hekemian & Co. on behalf of the Trust, which is beyond the scope of the services provided by Hekemian & Co. to the Trust. After review, consideration, evaluation and discussion of these factors, the Board of Trustees determined that Mr. Hekemian's compensation as Chairman of the Board and Chief Executive Officer of the Trust, was less than market level compensation for a chief executive officer of a real estate investment trust with similar background and experience and performing similar duties and responsibilities. Accordingly, the Board of Trustees approved an annual executive officer fee in the amount of $100,000 for the 2003 fiscal year for Mr. Hekemian for his services to the Trust as its Chairman of the Board and Chief Executive Officer.

      The Board of Trustees also reviewed the annual executive officer fee payable to Mr. Barney, in his capacity as President, Treasurer and Chief Financial Officer of the Trust, in connection with his expanded duties as Treasurer and Chief Financial Officer during the 2003 fiscal year and the additional time expended in performing such duties in view of, among other things, compliance with the Sarbanes-Oxley Act of 2002. Accordingly, the Board of Trustees approved an annual executive officer fee in the amount of $25,000 for the 2003 fiscal year for Mr. Barney for his services to the Trust as its President, Treasurer and Chief Financial Officer.

      Board of Trustees:

      Robert S. Hekemian                Alan L. Aufzien
      Chairman of the Board

      Donald W. Barney                  Ronald J. Artinian

      Herbert C. Klein, Esq.

Corporate Governance

      The Trust has a Code of Conduct which is applicable to all Trustees, officers and management employees of the Trust, including, without limitation, the Trust's principal executive and senior financial officers. The Audit Committee is charged with administering and interpreting the Code of Conduct. Copies of the Code of Conduct will be furnished without charge upon written request received from any holder of record or beneficial owner of Shares of the Trust. Request should be directed to Shareholder Relations, First Real Estate Investment Trust of New Jersey, 505 Main Street, P.O. Box 667, Hackensack, New Jersey 07602.

Performance Graph

      The graph below compares the cumulative total return on the Shares for the period covering the five (5) fiscal years ended October 31, 2003 with the performance of the Russell 2000 Index and the NAREIT Equity REIT Index. The graph assumes that $100 was invested on October 31, 1998 in the Trust's Shares, the Russell 2000 Index, and the NAREIT Equity REIT Index, and that all dividends were reinvested.

                         PERFORMANCE GRAPH APPEARS HERE


                                                             Cumulative Total Return
                                        ------------------------------------------------------------------
                                       10/31/98  10/31//99    10/31/00    10/31/01    10/31/02    10/31/03

FIRST REAL ESTATE INVESTMENT TRUST      100.00      97.67      116.50      131.43      219.16      302.76
RUSSELL 2000                            100.00     114.87      134.86      117.73      104.11      149.26
NAREIT EQUITY                           100.00      92.96      109.97      125.68      133.68      179.04

Certain Relationships and Related Party Transactions

      Robert S. Hekemian, Chairman of the Board and Chief Executive Officer of the Trust, and his sons, Robert S. Hekemian, Jr., Bryan S. Hekemian and David B. Hekemian, are the sole shareholders of Hekemian and Co. Robert Hekemian, Sr. holds a 0.2% interest in Hekemian & Co. The balance of the interests in Hekemian & Co. are held by Robert Hekemian, Jr., Bryan Hekemian and David Hekemian. Robert Hekemian, Sr. is currently the Chairman of the Board of Hekemian & Co. Each of Robert Hekemian, Sr.'s sons and his brother-in-law are also officers of Hekemian & Co. and serve in the positions set forth opposite their names.

      Robert S. Hekemian, Jr. (son) - President

      Bryan S. Hekemian (son) - Vice President and Secretary

      David B. Hekemian (son) - Vice President and Treasurer

      Serge Krikorian (brother-in-law) - Vice President-Insurance Department

      On April 10, 2002, the Trust and Hekemian & Co. entered into a new Management Agreement, effective as of November 1, 2001, replacing the Management Agreement dated December 20, 1961, as extended. The initial term of the new Management Agreement ran from October 1, 2001 to October 31, 2003. The term of the Management Agreement automatically renewed on October 31, 2003 for another two (2) year period through October 31, 2005. The Trust may terminate the Management Agreement (i) without cause upon one (1) year's prior written notice,
(ii) for cause if Hekemian & Co. has not cured an event of default within thirty
(30) days of receipt of notice of termination from the Trust, or (iii) in the event of an acquisition of the Trust where the Trust ceases to effectively exist as an operating entity. The Management Agreement provides for a termination fee in the event of a termination by the Trust without cause or following an acquisition of the Trust. Under the Management Agreement, Hekemian & Co. will continue as Managing Agent for the Trust and the Trust's properties which the Trust owned on November 1, 2001 and will act as Managing Agent for the Preakness Shopping Center which was acquired on November 1, 2002 by WaynePSC, an affiliate of the Trust. The Trust may retain Hekemian & Co. or other managing agents to manage certain other properties acquired in the future and to perform various other duties such as sales, acquisitions, and development with respect to any or all of the Trust's currently owned or future acquired properties. The Trust has retained Hekemian & Co. to manage the Damascus Shopping Center acquired on July 31, 2003 by Damascus Centre, LLC, a limited liability company in which FREIT is the sole member. Hekemian & Co. is no longer the exclusive advisor for the Trust to locate and recommend to the Trust investments which Hekemian & Co. deems suitable for the Trust, and is no longer required to offer potential acquisition properties exclusively to the Trust before acquiring those properties for Hekemian & Co.'s own account or for others including shareholders and employees of Hekemian & Co. Pursuant to the terms of the Management Agreement, the Trust pays Hekemian & Co. certain basic management fees, mortgage fees, administrative fees, other miscellaneous fees and leasing commissions as compensation for its services. The Management Agreement includes a detailed schedule of such fees and commissions for those services which the Managing Agent may be called upon to perform.

      From time to time, the Trust engages Hekemian & Co. to provide certain additional services, such as consulting services related to development and financing activities of the Trust. Separate fee arrangements are negotiated between the Trust and Hekemian & Co. with respect to such services. The Trust also reimburses Hekemian & Co. for the salaries, payroll taxes, insurance costs and certain other costs of personnel employed at the Trust's properties by Hekemian & Co. on behalf of the Trust.

      The Trust owns a seventy-five percent (75%) equity interest in and is the managing partner of S And A Commercial Limited Partnership ("S&A") which owns the Olney Town Shopping Center in Olney, Maryland. The remaining twenty-five percent (25%) interest in S&A is owned by Robert Hekemian, Jr., Bryan Hekemian and David Hekemian, each of whom is an officer and employee of Hekemian & Co. and the son of Robert Hekemian, Allan Tubin, an officer and employee of Hekemian & Co., and Christopher Bell, an officer and employee of an affiliate of Hekemian & Co.

      During the fiscal year ended October 31, 2003, the Trust, Damascus Centre, LLC and S&A paid Hekemian & Co. management fees in the approximate aggregate amount of $825,172 and mortgage refinancing fees and commissions and leasing commissions in the approximate aggregate amount of $317,206.

      The Trust owns a forty percent (40%) equity interest in WaynePSC, LLC, a New Jersey limited liability company ("WaynePSC"). H-TPKE, LLC, a New Jersey limited liability company, acquired a sixty percent (60%) equity interest in WaynePSC. Members of the immediate family of Robert Hekemian, Sr. and other employees of

Hekemian & Co. control approximately seventy-three (73%) of the membership interests in H-TPKE, LLC. The Trust is the Managing Member of WaynePSC. WaynePSC owns a 323,000 +/ sq. ft. community shopping center located in Wayne, New Jersey, known as the Preakness Shopping Center. Hekemian & Co. is the Managing Agent for the Preakness Shopping Center. During the fiscal year ended October 31, 2003, WaynePSC paid Hekemian & Co. an annual property management fee in the amount of $185,893, and financing fees in the amount of $165,850.

      The Trust owns a forty percent (40%) membership interest in Westwood Hills, LLC ("Westwood Hills") which is the owner of a 210 unit residential apartment complex in Westwood, New Jersey. In addition, certain Trustees (Robert
S. Hekemian, Donald W. Barney, Herbert C. Klein, Esq. and Ronald J. Artinian) and members of the immediate families of certain Trustees (Robert S. Hekemian and Herbert C. Klein, Esq.) beneficially own thirty-five percent (35%) of the membership interests in Westwood Hills. Pursuant to the terms of an operating agreement, the Trust is the Managing Member of Westwood Hills. Hekemian & Co. currently serves as the Managing Agent for Westwood Hills. During fiscal 2003, Westwood Hills paid $159,450 in management fees and $16,750 in mortgage refinancing fees to Hekemian & Co.

      The law firm of Nowell Amoroso Klein Bierman, P.A. was retained by the Trust during fiscal 2003 to furnish legal services and received $21,160 in fees from the Trust for its services. Mr. Klein, a Trustee, is a partner in the law firm.

      The law firm of Giordano, Halleran & Ciesla, P.C. has been retained by the Trust to furnish legal services. Mr. Aiello, an Executive Officer of the Trust, is an officer and shareholder in the law firm. During fiscal 2003, Giordano, Halleran & Ciesla, P.C. received $22,321 in fees from the Trust for its services. In addition, Mr. Aiello paid to the law firm the amount of $31,550, representing retainer and meeting fees which Mr. Aiello received in connection with his services as Secretary and Executive Secretary of the Trust during fiscal 2003.

                                 OTHER MATTERS

      The Board of Trustees does not know of any other business which will be presented for consideration at the Annual Meeting. Except as the Board of Trustees may otherwise permit, only the business set forth and discussed in the Notice of Meeting and this Proxy Statement may be acted on at the Annual Meeting. If any other business incident to the Annual Meeting is properly presented at the Annual Meeting, or any adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Selection of the independent public accountants for the Trust is made by the Audit Committee. J.H. Cohn, LLP has been selected as the Trust's independent public accountants for the current fiscal year. J.H. Cohn, LLP has audited the books, records and accounts of the Trust since 1991 and has provided both audit and non-audit services (principally, income tax compliance, income tax consultation and sundry consultation projects) to the Trust. All audit and non-audit services provided by J.H. Cohn, LLP are pre-approved by the Audit Committee which gives due consideration to the potential impact of non-audit services on auditor independence. None of the engagements of J.H. Cohn, LLP, which were pre-approved by the Audit Committee, made use of the de minimis exception for pre-approval contained on the rules of the SEC which permit limited engagements for non-audit services involving amounts under a specified threshold.

      In accord with Independent Standard Board Standards No. 1 (Independence Discussion with Audit Committees) the Trust received a letter and verbal communication from J.H. Cohn, LLP that it knows of no state of facts which would impair its status as the Trust's independent accountants. The Audit Committee has considered whether the non-audit services provided by J.H. Cohn, LLP are compatible with maintaining its independence and has determined that the nature and substance of the limited non-audit services have not impaired J.H. Cohn, LLP's status as the Trust's independent auditors.

Audit Fees

      J.H. Cohn, LLP billed the Trust a total of $46,900 during fiscal 2003 and a total of $39,300 during fiscal 2002 for professional services rendered in connection with audit services rendered to the Trust.

Audit-Related Fees

      J.H. Cohn, LLP did not bill the Trust for any audit related services during fiscal 2003 or fiscal 2002.

Tax Fees

      J.H. Cohn, LLP billed the Trust a total of $3,400 during fiscal 2003 and fiscal 2002 for tax return preparation.

All Other Fees

      J.H. Cohn, LLP did not bill the Trust for any other services during fiscal 2003 or fiscal 2002.

Presence at Annual Meeting

      Representatives of J.H. Cohn, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if the representatives desire to do so and will be available to respond to appropriate questions.

                                 ANNUAL REPORT

            The Annual Report to Shareholders (the "Annual Report") for the fiscal year ended October 31, 2003 accompanies this Proxy Statement. The Trust's Annual Report on Form 10-K for the fiscal year ended October 31, 2003 which the Trust has filed with the SEC, excluding exhibits, is included in the Annual Report. J.H. Cohn, LLP has audited the financial statements of the Trust for the fiscal year ended October 31, 2003, which financial statements are contained in the Annual Report. Such Annual Report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not deemed to be part of the proxy soliciting material.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Trust's Executive Officers and Trustees, and persons who own more than ten percent (10%) of the Shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive Officers, Trustees and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Trust with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Trust's review of the copies of such forms it has received, the Trust believes that all of its Trustees, Executive Officers and greater than ten percent (10%) beneficial owners complied with all filing requirements applicable to them with respect to reports required to be filed by
Section 16(a) of the Exchange Act during fiscal 2003.

Shareholder Communications with Trustees

      The Board of Trustees has adopted a formal process to be followed by those Shareholders who wish to communicate directly with the Board of Trustees or any individual Trustee, or group of Trustees of the Trust. A Shareholder can contact the Board of Trustees or any individual Trustee or group of Trustees, by sending a written communication to: The Board of Trustees or any specifically identified Trustee(s), First Real Estate Investment Trust of New Jersey, c/o Secretary, 505 Main Street, P.O. Box 667, Hackensack, New Jersey 07602. A Shareholder's letter should also indicate that he or she is a Trust Shareholder. Any such communication received by the Secretary of the Trust will be distributed to the Board of Trustees, or a member or members thereof, as appropriate depending on the facts and circumstances described in the communication received. If a Shareholder communication is addressed to one or more Trustees, but not the entire Board of Trustees, the Secretary of the Trust shall notify any Trustees to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request. Communications which are primarily commercial in nature or related to an improper or irrelevant topic will not be forwarded to the Board of Trustees or any Trustee. If the Secretary of the Trust believes that the management of the Trust can adequately handle the Shareholder's inquiry or request, the Secretary will forward such communication to the appropriate person(s). At each meeting of the Board of Trustees, a summary of all communications received since the last Board of Trustees' meeting which the Secretary elected not to forward to the Board of Trustees or a Trustee(s) shall be presented, and all such communications shall be made available to the Trustees upon request.

                   SHAREHOLDER PROPOSALS AND RECOMMENDATIONS
                           FOR NOMINATION OF TRUSTEES

      Shareholder proposals for presentation at the Trust's 2005 Annual Meeting of Shareholders must be received by the Trust at its principal executive office for inclusion in its proxy statement and form of proxy relating to that meeting no later than October 30, 2004. A Shareholder wishing to submit a proposal should write to the Trust's Secretary and include a detailed description of such proposal. The Nominating Committee or the Board of Trustees will also consider candidates for nomination as Trustees who are recommended by Shareholders applying the same criteria for nominees described in the section of this Proxy Statement entitled "Committees of the Board of Trustees - Nominating Committee." A Shareholder who wishes to suggest a candidate for nomination as a Trustee should write to the Trust's Secretary and include the following information: (1) the name and contact information for the candidate; (2) a statement of the candidate's business experience and educational background; (3) a detailed description describing any relationship between the candidate and the proposing Shareholder; (4) a statement by the Shareholder explaining why he or she believes that the candidate is qualified to serve on the Board of Trustees and how his or her service would benefit the Trust and its Shareholders; and (5) a statement that the candidate is willing to be considered and willing to serve as a Trustee of the Trust if nominated and elected. A Shareholder wishing to suggest, for consideration by the Nominating Committee, a candidate for nomination at the Trust's 2005 Annual Meeting of Shareholders must submit the required information to the Trust and such information must be received by the Trust by October 30, 2004.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES, DONALD W. BARNEY FOR A TWO (2) YEAR TERM, AND EACH OF RONALD J. ARTINIAN AND ALAN L. AUFZIEN FOR THREE (3) YEAR TERMS, TO THE BOARD OF TRUSTEES.

      THE TRUST SUBMITS TO THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. COPIES OF THE REPORT WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST RECEIVED FROM ANY HOLDER OF RECORD OR BENEFICIAL OWNER OF SHARES OF THE TRUST. REQUESTS SHOULD BE DIRECTED TO SHAREHOLDER RELATIONS, FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, 505 MAIN STREET, P.O. BOX 667, HACKENSACK, NEW JERSEY 07602.

      ALL SHAREHOLDERS ARE URGED TO MARK, SIGN, DATE AND SEND THEIR PROXIES WITHOUT DELAY TO REGISTRAR AND TRANSFER COMPANY, 10 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.


      February 27, 2004                         John A. Aiello, Secretary

                      (This Page Left Blank Intentionally)

                                                                       Exhibit A

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                          NOMINATING COMMITTEE CHARTER

Purpose

      The purpose of the Nominating Committee is to consider and report to the Board of Trustees on all matters relating to the identification, evaluation and recommendation of candidates for election to the Board of Trustees.

Membership

      The Nominating Committee will consist of two or more Trustees designated as members of the Nominating Committee by the full Board of Trustees.

      The Nominating Committee will meet at least one time during each fiscal year.

Responsibilities

      The Nominating Committee shall have the following specific duties:

      1. Develop and recommend to the Board of Trustees guidelines and criteria which the Nominating Committee believes are relevant for selecting nominees to the Board of Trustees. This would include a prospective nominee's business judgment, skill and experience, the prospective nominee's understanding of the Trust's business and industry and other related industries, and the prospective nominee's integrity, reputation and independence.

      2.    Review the qualifications of and recommend to the Board of Trustees
            (i) those persons to be nominated for election to the Board of Trustees who shall be submitted to the holders of shares of beneficial interest (the "Shareholders") for election at each Annual Meeting of Shareholders, and (ii) the nominees to be appointed by the Board of Trustees to fill vacancies and newly created trusteeships.

      3. Review and evaluate the qualifications of any potential nominee suggested by a Shareholder, applying the same guidelines and criteria utilized by the Nominating Committee for selecting nominees to the Board of Trustees, and determine whether any such person shall be recommended to the Board of Trustees as a candidate for nomination for election to the Board of Trustees.

      4. Develop a pool of potential Trustee candidates for consideration in the event of a vacancy in the Board of Trustees.

      5. Consider the performance of incumbent members of the Board of Trustees in determining whether to recommend that they be nominated for reelection.

      6.    Consider annually the performance of the Nominating Committee.

      7. Make recommendations to the Board concerning the size and composition of the Board of Trustees.

      8. Make delegations of authority and responsibilities as the Nominating Committee deems proper and periodically review such delegations.

      9. Periodically review the Trust's governance guidelines and make recommendations to the Board of Trustees as to matters of governance.


                                      A-1
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

                                                                       Exhibit B

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                            AUDIT COMMITTEE CHARTER

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      The objective of the Audit Committee (the "Committee") is to assist the
Board of Trustees (the "Board") of First Real Estate Investment Trust ("FREIT" or the "Trust"), in fulfilling its responsibility to oversee the business and affairs of the Trust. The Committee's primary duties and responsibilities are to: 1) serve as an independent and objective body to monitor the financial reporting process and internal control system of the Trust; 2) oversee the quality and integrity of the financial statements of the Trust; 3) review and appraise the qualifications, performance and independence of the Trust's independent auditors; 4) provide an open forum for communication among the independent auditors, senior financial officers, other members of management and the Board; 5) prepare an annual committee report to be included in the Trust's proxy statement as required by the regulations of the United States Securities and Exchange Commission (the "SEC"); and 6) assist in assuring the Trust's compliance with legal and regulatory requirements. References herein to "management" shall mean the principal executive officers, senior financial officers and other officers of FREIT and executive management employees of FREIT.

      The Committee will fulfill the responsibilities listed above primarily by carrying out the activities enumerated in this Audit Committee Charter (this "Charter"). In addition, it shall encourage continuous improvement of and adherence to the Trust's policies, procedures and practices, including, but not limited to, the Trust's Code of Business Conduct and Ethics (the "Code of Conduct").

I.    RESPONSIBILITIES, OBLIGATIONS AND DUTIES

      In order to fulfill its purpose, the Committee shall have the following responsibilities, obligations and duties:

      Evaluation and Selection of Independent Auditors

      1. Evaluate and select the independent auditors, considering independence and effectiveness, and approve the terms of the engagement and the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee shall review and discuss with the auditors all significant relationships the auditors have with the Trust to determine the independence of the auditors.

      2. Pre-approve any permissible non-audit services to be provided to the Trust by the independent auditors and the fees associated with such non-audit services.

      3. Pre-approve any non-audit services to be provided to the Trust by outside consultants, other than the independent auditors, and the fees associated with such non-audit services.

      4. Periodically consult with the independent auditors about internal controls and procedures and the completeness and accuracy of the Trust's financial statements and other financial information.

      5. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant. The Committee shall request, at least annually, a report from the independent auditors detailing i) the auditors' internal quality control procedures, ii) any problems or material issues raised by recent internal quality control reviews, investigations or inquiries, or by any inquiry or investigation by governmental or professional authorities, and iii) the steps taken to rectify any factors that would call into question the auditors' independence, including all relationships between the Trust and the auditors.

      6. Ensure that the lead audit partner assigned by the Trust's independent auditors to the Trust, as well as the audit partner responsible for reviewing the Trust's audit, shall be changed at least every five (5) years.

      7. Establish clear hiring policies in the manner set forth below with regard to employees and former employees of the Trust's independent auditors. The Committee shall establish a one-year cooling-off period before the lead partner, the concurring partner or any other member of an audit engagement team who provides more than ten hours of audit services during an annual audit period may be employed by the Trust in a financial oversight role, including, without limitation, as a member of the Board, chief executive officer, president, chief financial officer, chief operating officer, chief accounting officer, controller or an equivalent position.

      Review and Preparation of Documents and Reports

      8. Review and assess the adequacy of this Charter annually and update this Charter as conditions warrant.

      9. Review with senior financial officers and the independent auditors the quarterly report on Form 10-Q, including significant changes in accounting principles or their application, disclosure under Management's Discussion and Analysis of Financial Condition and Results of Operations, the discussion of the Trust's critical accounting policies and estimates, the certification of financial statements included in the Form 10-Q and other financial information, prior to the filing of the Form 10-Q with the SEC or prior to the release of earnings to the public. The Chair of the Committee may represent the entire Committee for purposes of this review.

      10. Review with senior financial officers and the independent auditors the annual report on Form 10-K, including significant changes in accounting principles or their application, disclosure under Management's Discussion and Analysis of Financial Condition and Results of Operations, the discussion of the Trust's critical accounting policies and estimates, the certification of financial statements included in the Form 10-K and other financial information, prior to the filing of the Form 10-K with the SEC or prior to the release of earnings to the public.

      11. Recommend to the Board that the annual financial statements of the Trust be included in the Trust's annual report on Form 10-K.

      12. Review with senior financial officers and the independent auditors, as appropriate, the annual report to shareholders prior to its distribution to shareholders and prior to its filing with the SEC.

      13. Prepare an annual committee report to be included in the Trust's proxy statement as required by SEC regulations.

      Financial Reporting Process

      14. In consultation with the independent auditors, review the integrity of the Trust's financial reporting processes, both internal and external, including the adequacy of the Trust's disclosure controls and procedures.

      15. Discuss with the independent auditors any material correcting adjustments that have been identified by the independent auditors and made to conform with generally accepted accounting principles.

      16. Consider the judgments of the independent auditors concerning the quality and appropriateness of the Trust's accounting principles as applied in its financial reporting.

      17. Consider and approve, if appropriate, major changes to the Trust's auditing and accounting principles and practices as suggested by the independent auditors or management, including alternatives to, and the rationale for, the decisions made.

      18. Review and discuss with the Board, management and the independent auditors the Trust's policies with respect to risk assessment and risk management, including the Trust's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

      19. Discuss with the Trust's management and the Trust's independent auditors all significant deficiencies in the design or operation of internal controls and procedures which could adversely affect the Trust's ability to record, process, summarize and report financial data and any material weaknesses in internal controls, and, any fraud, whether or not material, that involves management or other employees of FREIT who have a significant role in the Trust's internal controls.

      Oversight and Process Improvement

      20. Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made by management or the independent auditors in its preparation of the financial statements.

      21. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including, but not limited to any restrictions on the scope of work or access to required information.

      22. Review with management and the independent auditors the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

      23. Review and resolve any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements or other financial information.

      24. Oversee and evaluate all related party transactions proposed to be entered into by the Trust.

      25. Assess annually the overall performance and effectiveness of the Committee.

      Ethical and Legal Compliance

      26. Review and update periodically and carry out the purposes of the Trust's Code of Conduct.

      27 .Review management's monitoring of the Trust's compliance with the Code of Conduct.

      28. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest and adherence to standards of business conduct as required in the Code of Conduct.

      29. Review the system established by management to ensure that the Trust's financial statements and reports are accurately and timely disseminated to governmental organizations and the public and satisfy all legal requirements.

      30. Review with the Trust's counsel any legal matter that could have a significant impact on the organization's financial statements or other financial information.

      31. Review with the Trust's counsel legal compliance and regulatory matters.

      32. Perform any other activities consistent with this Charter, the Trust's By-laws, rules of the NASDAQ OTC Bulletin Board ("OTCBB") and governing law, as the Committee or the Board deems necessary or appropriate.

      Procedures for Receiving and Handling Complaints

      33. Establish written procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees and/or agents regarding accounting and auditing matters.

      34. Establish written procedures for the confidential receipt, retention and consideration of any report by an attorney of evidence of (i) a material violation of any applicable Federal or state securities law, (ii) a material breach of fiduciary duty arising under Federal or state law, or (iii) a similar material violation of any Federal or state law, by the Trust or any officer, trustee, employee or agent of the Trust.

      35. Investigate any matter brought to the Committee's attention with full access to all books, records, facilities and personnel of the Trust, and make recommendations to the Board as to any corrective or remedial action unless such action shall be within the purview of the authority of this Committee, in which case the Committee shall implement the corrective or remedial action. The Committee is authorized to retain such additional expert personnel as the Committee may deem necessary in connection with any such investigation.

II.    COMPOSITION AND QUALIFICATIONS

      The Committee shall be comprised of a minimum of three (3) trustees, as determined by the Board, who qualify as "independent" trustees in accordance with the rules and regulations of the SEC, as such rules and regulations may be amended from time to time.

      All Committee members shall be financially literate at the time of their appointment or election, which includes having a working familiarity with basic finance and accounting practices, and shall have sufficient financial expertise and ability to enable them to discharge their responsibilities. The Board shall endeavor to appoint at least one financial expert to the Committee. The term "financial expert" shall have the meaning ascribed thereto in the rules and regulations of the SEC, as such rules and regulations may be amended from time to time. In the event that a financial expert is not appointed to the Committee, the Trust shall make such disclosure as may be required by the SEC or other regulatory body. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Board may remove a member of the Committee in its discretion. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS, REPORTS, ADVISORS AND FUNDING

      The Committee shall meet quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication and inquiry, the Committee shall meet at least annually with management and the independent auditors in separate sessions to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee shall meet in a separate session with the independent auditors at least twice a year to review the Trust's financial statements. The Committee shall meet with senior financial officers and the independent auditors at least quarterly to review the Trust's financial statements and the quarterly report on Form 10-Q, and three of such meetings may be via teleconferencing or other electronic means.

      The Committee is authorized to retain persons having special competence, legal counsel and other advisors as may be necessary or appropriate to assist the Committee in fully complying with all duties and obligations set forth in this Charter. The Committee shall make regular reports to the Board of its activities, which shall include, where appropriate, recommendations for future action by the Board. The Board shall ensure that the Committee is adequately funded to (i) compensate any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust; (ii) compensate any registered public accounting firm engaged for the purpose of providing non-audit services; and
(iii) carry-out the activities and utilize the resources provided for herein.

                                REVOCABLE PROXY
                First Real Estate Investment Trust of New Jersey

                     [X]PLEASE MARK VOTES AS IN THIS EXAMPLE


                     Annual Meeting of Holders of Shares of
                      Beneficial Interest - April 7, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby nominates and appoints Robert S. Hekemian and John
A. Aiello, Esq. and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote with respect to all of the shares, representing beneficial interests, of FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY standing in the name of the undersigned at the close of business on February 20, 2004, at the annual meeting of holders of shares of beneficial interest to be held at the Trust's headquarters, 505 Main Street, Hackensack, New Jersey 07601, on April 7, 2004 at 7:30 p.m., and at any and all adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated hereon.






1. ELECTION OF TRUSTEES:                                    With-    For All
                                                   For      hold     Except
Donald W. Barney, for a two (2) year term          [_]      [_]       [_]

                                                            With-    For All
                                                   For      hold     Except
Ronald J. Artinian, for a three (3) year term      [_]      [_]       [_]

                                                            With-    For All
                                                   For      hold     Except
Alan L. Aufzien, for a three (3) year term         [_]      [_]       [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. In their discretion upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this Proxy will be voted in the manner directed, and if no instructions to the contrary are indicated, will be voted FOR the election of the nominees indicated on this Proxy.

IMPORTANT: Please sign exactly as your name appears. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporate name by a duly authorized officer. Joint owners should each sign.

          Please be sure to sign and date this Proxy in the box below.


                         -----------------------------
                                      Date


                         -----------------------------
                             Shareholder sign above


                         -----------------------------
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.



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